Exhibit 99.1

UNION PACIFIC REPORTS 24 PERCENT EARNINGS GROWTH

Company Delivers Record Second Quarter Results Despite Rising Fuel Costs

FOR IMMEDIATE RELEASE

Second Quarter 2008 Records

•	Diluted earnings per share increased 24 percent to $1.02.

•	Operating revenue totaled $4.6 billion, up 13 percent.

•	Operating income grew 18 percent to $931 million.

•	Net income increased 19 percent to $531 million.

Omaha, Neb., July 24, 2008 – Union Pacific Corporation (NYSE: UNP) today reported record 2008 second quarter net income of $531 million, or $1.02 per diluted share, compared to $446 million, or $.82 per diluted share in the second quarter of 2007.

“We achieved a record second quarter in the face of rising fuel costs and an estimated 5 cents earning reduction associated with Midwest flooding,” said Jim Young, Chairman and Chief Executive Officer. “We demonstrated the resiliency of our network by quickly restoring service to our customers, which provided us with a strong finish to the quarter, driving solid revenue growth and continued productivity improvements.”

2008 Second Quarter Summary

In the second quarter of 2008, Union Pacific reported record operating income of $931 million compared to $787 million in second quarter of 2007, an 18 percent improvement.

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The Company’s freight revenue grew 13 percent in 2008 to a best-ever $4.3 billion. Four of the six business groups, Agricultural, Chemicals, Energy and Industrial Products posted all-time record revenues. A fifth, Intermodal, set a second quarter revenue record. Five of the six business groups, Agricultural, Autos, Chemicals, Energy and Intermodal, set records for best-ever average revenue per car (ARC), while Industrial Products had a second quarter best for ARC. Overall ARC increased 16 percent, reaching an all-time record of $1,835 per car in the quarter.

•	Business volumes in the second quarter of 2008, as measured by total revenue carloads, were 3 percent lower than second quarter 2007 at 2.4 million.

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•	The Railroad’s second quarter 2008 average quarterly fuel price was up 64 percent to $3.60 per gallon compared to $2.20 in 2007.

•	Despite high fuel prices, the Company’s second quarter operating ratio improved nearly 1 point from 80.5 percent in 2007 to 79.6 percent in 2008.

•	The Company’s second quarter 2008 fuel consumption rate, as measured by gallons per thousand gross ton-miles, was a quarterly best 1.216 versus 1.275 in the second quarter 2007.

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The effective tax rate in the second quarter of 2008 was 35.4 percent reflecting benefits derived from federal tax audits and state tax law changes, which resulted in one-time after tax earnings increases of $18 million.

•	The Company’s second quarter 2008 Customer Satisfaction Index improved 3 points versus last year to 83, a post-merger best.

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The Company repurchased over 6.3 million common shares at an average share price of $75.83 in the second quarter of 2008. Year-over-year, second quarter weighted average diluted shares outstanding declined 4 percent.

Second Quarter 2008 Freight Revenue Summary versus 2007

•	Agricultural up 29 percent

•	Energy up 21 percent

•	Chemicals up 14 percent

•	Industrial Products up 9 percent

•	Intermodal up 7 percent

•	Automotive down 9 percent

2008 Outlook

“We expect that our diverse business mix will continue to provide us with opportunities through the year,” Young added. “Although high fuel prices and a soft economy present challenges, we remain committed to ongoing productivity and customer service initiatives as we look forward to achieving a record year.”

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country and serves the fastest-growing U.S. population centers. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad offers competitive long-haul routes from all major West Coast and Gulf Coast ports to eastern gateways.

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Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

Additional information is available at our Web site: www.up.com. Contact for investors is Jennifer Hamann at 402-544-4227. Contact for media is Donna Kush at (402) 544-3753.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically statements of management regarding the estimated impact of flooding, and expectation’s regarding the Corporation’s business outlook, the impact and effectiveness of the Corporation’s productivity and customer service initiatives, and the Corporation’s financial performance for the year. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: expectations as to continued or increasing demand for rail transportation services; expectations regarding operational improvements, including the effectiveness of network management initiatives that have been or will be implemented to improve operations, customer service, and shareholder returns; expectations as to increased returns, cost savings, revenue growth, and earnings; expectations regarding fuel price and our ability to mitigate fuel costs; the time by which certain objectives will be achieved, including expected improvements in operations and implementation of network management initiatives; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations, or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and statements of management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.

Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2007, which was filed with the SEC on February 28, 2008. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking

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information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our Web site are provided for convenience and, therefore, information on or available through the Web site is not, and should not be deemed to be, incorporated by reference herein.

UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In Millions, Except per Share Amounts and Percentages)

	2nd Quarter				Year-to-Date
For the Periods Ending June 30,	2008	2007	%		2008	2007	%
	(unaudited)				(unaudited)
Operating Revenues *
Freight Revenues	$4,349	$3,853	13		$8,408	$7,508	12
Other Revenues	219	193	13		430	387	11

Total Operating Revenues	4,568	4,046	13		8,838	7,895	12

Operating Expenses *
Compensation and Benefits	1,101	1,145	(4)		2,233	2,310	(3)
Fuel	1,159	753	54		2,116	1,415	50
Purchased Services and Materials	494	478	3		963	921	5
Depreciation	346	327	6		686	652	5
Equipment and Other Rents	338	354	(5)		680	693	(2)
Other	199	202	(1)		441	398	11

Total Operating Expenses	3,637	3,259	12		7,119	6,389	11

Operating Income	931	787	18		1,719	1,506	14
Other Income	19	36	(47)		44	51	(14)
Interest Expense	(128)	(120)	7		(254)	(233)	9

Income Before Income Taxes	822	703	17		1,509	1,324	14
Income Tax Expense	(291)	(257)	13		(535)	(492)	9

Net Income	$531	$446	19		$974	$832	17

Share and per Share
Earnings per Share – Basic	$1.03	$0.83	24		$1.89	$1.54	23
Earnings per Share – Diluted	$1.02	$0.82	24		$1.87	$1.53	22
Weighted Average Number of Shares – Basic	514.3	536.4	(4)		516.3	538.8	(4)
Weighted Average Number of Shares – Diluted	519.0	541.5	(4)		521.0	543.6	(4)
Dividends Declared per Share	$0.22	$0.175	26		$0.44	$0.35	26
Operating Ratio	79.6%	80.5%	(0.9	)pts	80.5%	80.9%	(0.4	)pts
Effective Tax Rate	35.4%	36.6%	(1.2	)pts	35.5%	37.2%	(1.7	)pts

* Certain prior year amounts have been reclassified to conform to the current period financial statement presentation. The reclassifications include reporting freight revenues instead of commodity revenues. In addition, we modified our operating expense categories to report fuel used in railroad operations as a stand-alone category, to combine purchased services and materials into one line, and to reclassify certain other expenses among operating expense categories. These reclassifications had no impact on previously reported operating revenues, operating expenses, operating income or net income. See Union Pacific Web site under Investor Relations for reclassified 2007, 2006 and 2005 quarterly numbers.

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UNION PACIFIC CORPORATION

FREIGHT REVENUES STATISTICS

	2nd Quarter			Year-to-Date
For the Periods Ending June 30,	2008	2007	%	2008	2007	%
	(unaudited)			(unaudited)
Freight Revenues (Millions):
Agricultural	$778	$605	29	$1,534	$1,216	26
Automotive	352	387	(9)	715	741	(4)
Chemicals	654	574	14	1,257	1,118	12
Energy	919	761	21	1,776	1,492	19
Industrial Products	877	805	9	1,650	1,546	7
Intermodal	769	721	7	1,476	1,395	6

Total	$4,349	$3,853	13	$8,408	$7,508	12

Revenue Carloads (Thousands):
Agricultural	236	212	11	476	431	10
Automotive	176	221	(20)	364	422	(14)
Chemicals	241	239	1	466	463	1
Energy	561	551	2	1,143	1,102	4
Industrial Products	346	349	(1)	650	667	(3)
Intermodal	811	861	(6)	1,607	1,682	(4)

Total	2,371	2,433	(3)	4,706	4,767	(1)

Average Revenue per Car:
Agricultural	$3,301	$2,855	16	$3,225	$2,824	14
Automotive	2,005	1,754	14	1,966	1,756	12
Chemicals	2,714	2,395	13	2,696	2,412	12
Energy	1,639	1,381	19	1,554	1,353	15
Industrial Products	2,537	2,308	10	2,538	2,319	9
Intermodal	947	838	13	918	830	11

Average	$1,835	$1,584	16	$1,787	$1,575	13

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UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Millions of Dollars, Except Percentages)

	Jun. 30, 2008	Dec. 31, 2007
	(unaudited)
Assets
Cash and Cash Equivalents	$611	$878
Other Current Assets	2,065	1,716
Investments	979	923
Net Properties	34,960	34,158
Other Assets	497	358

Total Assets	$39,112	$38,033

Liabilities and Shareholders’ Equity
Debt Due within One Year	$145	$139
Other Current Liabilities	3,209	2,902
Debt Due after One Year	8,154	7,543
Deferred Income Taxes	10,220	10,050
Other Long-Term Liabilities	1,818	1,814

Total Liabilities	23,546	22,448
Total Shareholders’ Equity	15,566	15,585

Total Liabilities and Shareholders’ Equity	$39,112	$38,033

Debt to Capital	34.8%	33.0%
Adjusted Debt to Capital *	44.5%	43.6%

* Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See Union Pacific Web site under Investor Relations for a reconciliation to GAAP.

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UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS

(Millions of Dollars)

	Year-to-Date
For the Periods Ending June 30,	2008	2007
	(unaudited)
Operating Activities
Net Income	$974	$832
Depreciation	686	652
Deferred Income Taxes	160	99
Other - Net	16	(99)

Cash Provided by Operating Activities	1,836	1,484

Investing Activities
Capital Investments	(1,324)	(1,101)
Other - Net	(158)	(406)

Cash Used in Investing Activities	(1,482)	(1,507)

Financing Activities
Debt Issued	942	494
Common Shares Repurchased	(910)	(604)
Debt Repaid	(497)	(84)
Dividends Paid	(230)	(178)
Other - Net	74	90

Cash Used In Financing Activities	(621)	(282)

Net Change in Cash and Cash Equivalents	(267)	(305)
Cash and Cash Equivalents
Beginning of year	878	827

End of period	$611	$522

Free Cash Flow *
Cash Provided by Operating Activities	$1,836	$1,484
Cash Used in Investing Activities	(1,482)	(1,507)
Dividends Paid	(230)	(178)

Free Cash Flow	$124	$(201)

* Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

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UNION PACIFIC CORPORATION

OPERATING AND PERFORMANCE STATISTICS

	2nd Quarter				Year-to-Date
For the Periods Ending June 30,	2008	2007	%		2008	2007	%
	(unaudited)				(unaudited)
Operating / Performance Statistics
Gross Ton-Miles (GTMs) (Millions)	257,199	260,689	(1)		514,373	515,625	—
Employees (Average)	48,693	50,755	(4)		48,882	50,764	(4)
GTMs (Millions) per Employee	5.28	5.14	3		10.52	10.16	4
Customer Satisfaction Index	83	80	3	pts	82	80	2	pts
Fuel Statistics
Average Fuel Price per Gallon Consumed	$3.60	$2.20	64		$3.21	$2.07	55
Fuel Consumed in Gallons (Millions)	313	332	(6)		643	664	(3)
Fuel Consumption Rate *	1.216	1.275	(5)		1.250	1.288	(3)
AAR Reported Performance Measures
Average Train Speed (Miles per Hour)	22.8	21.6	6		22.5	21.7	4
Average Terminal Dwell Time (Hours)	24.5	24.7	(1)		24.9	25.0	—
Average Rail Car Inventory	303,129	310,663	(2)		304,757	310,090	(2)
Revenue Ton-Miles (Millions)
Agricultural	22,111	18,935	17		44,596	38,184	17
Automotive	3,646	4,685	(22)		7,536	9,015	(16)
Chemicals	14,559	14,406	1		28,498	28,450	—
Energy	61,748	60,657	2		125,082	120,662	4
Industrial Products	19,138	19,974	(4)		36,645	38,490	(5)
Intermodal	19,737	20,543	(4)		39,289	39,537	(1)

Total	140,939	139,200	1		281,646	274,338	3

* Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

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UNION PACIFIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In Millions, Except per Share Amounts and Percentages)

	2008
	1st Qtr	2nd Qtr	Year-to- Date
	(unaudited)
Operating Revenues *
Freight Revenues	$4,059	$4,349	$8,408
Other Revenues	211	219	430

Total Operating Revenues	4,270	4,568	8,838

Operating Expenses *
Compensation and Benefits	1,132	1,101	2,233
Fuel	957	1,159	2,116
Purchased Services and Materials	469	494	963
Depreciation	340	346	686
Equipment and Other Rents	342	338	680
Other	242	199	441

Total Operating Expenses	3,482	3,637	7,119

Operating Income	788	931	1,719
Other Income	25	19	44
Interest Expense	(126)	(128)	(254)

Income Before Income Taxes	687	822	1,509
Income Tax Expense	(244)	(291)	(535)

Net Income	$443	$531	$974

Share and per Share
Earnings per Share – Basic	$0.86	$1.03	$1.89
Earnings per Share – Diluted	$0.85	$1.02	$1.87
Weighted Average Number of Shares – Basic	518.4	514.3	516.3
Weighted Average Number of Shares – Diluted	522.8	519.0	521.0
Dividends Declared per Share	$0.22	$0.22	$0.44
Operating Ratio	81.5%	79.6%	80.5%
Effective Tax Rate	35.5%	35.4%	35.5%

* Certain prior year amounts have been reclassified to conform to the current period financial statement presentation. The reclassifications include reporting freight revenues instead of commodity revenues. In addition, we modified our operating expense categories to report fuel used in railroad operations as a stand-alone category, to combine purchased services and materials into one line, and to reclassify certain other expenses among operating expense categories. These reclassifications had no impact on previously reported operating revenues, operating expenses, operating income or net income. See Union Pacific Web site under Investor Relations for reclassified 2007, 2006 and 2005 quarterly numbers.

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UNION PACIFIC CORPORATION

FREIGHT REVENUES STATISTICS

	2008
	1st Qtr	2nd Qtr	Year-to- Date
	(unaudited)
Freight Revenues (Millions):
Agricultural	$756	$778	$1,534
Automotive	363	352	715
Chemicals	603	654	1,257
Energy	857	919	1,776
Industrial Products	773	877	1,650
Intermodal	707	769	1,476

Total	$4,059	$4,349	$8,408

Revenue Carloads (Thousands):
Agricultural	240	236	476
Automotive	188	176	364
Chemicals	225	241	466
Energy	582	561	1,143
Industrial Products	304	346	650
Intermodal	796	811	1,607

Total	2,335	2,371	4,706

Average Revenue per Car:
Agricultural	$3,151	$3,301	$3,225
Automotive	1,930	2,005	1,966
Chemicals	2,676	2,714	2,696
Energy	1,473	1,639	1,554
Industrial Products	2,540	2,537	2,538
Intermodal	889	947	918

Average	$1,738	$1,835	$1,787

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